UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2025

INTERACTIVE STRENGTH INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41610	82-1432916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1005 Congress Avenue, Suite 925
Austin, Texas		78701
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 512 885-0035

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	TRNR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Incremental Note Maturity Date Extension

As previously disclosed, Interactive Strength Inc. (the “Company”) has the ability issue senior secured convertible notes (the “Incremental Notes”) in the aggregate principal amount of $20,000,000 pursuant to the exercise of Class B incremental warrants issued in January 2025 (the “Class B Incremental Warrants”).

As previously disclosed, the Company, prior to March 3, 2025, issued a senior secured convertible promissory note in an original principal amount of $3,100,000 (the “Woodway Note”) to Woodway USA, Inc.

As previously disclosed, on September 26, 2025, the Company entered into an exchange agreement (the “Exchange Agreement”) pursuant to which the holder of the Woodway Note as of such date and the Company exchanged the Woodway Note for an Incremental Note in an aggregate principal amount of $2,174,866.67 (the “Exchange Note”). Pursuant to the Exchange Agreement, Class B Incremental Warrants to acquire Incremental Notes in an aggregate principal amount of $2,174,866.67 were cancelled.

The maturity date of the Exchange Note upon issuance was January 30, 2026.

On November 24, 2025, the Company and the holder of the Exchange Note entered into Amendment No.1 to the Exchange Note (the “Exchange Note Amendment”) whereby the parties agreed to amend and restate the definition of the Exchange Note’s maturity date to be September 26, 2027.

The foregoing description of the Exchange Note Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Exchange Note Amendment, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Amendment No. 1 to Senior Secured Convertible Note of Interactive Strength Inc., dated November 24, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interactive Strength Inc.

Date:	November 25, 2025	By:	/s/ Caleb Morgret
Chief Financial Officer (Principal Officer and Principal Accounting Officer)